
Apo E
AEM-28


AZX100

Capstone Therapeutics

Operating Update

August 8, 2012

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2011, and other documents we file with the U.S. Securities and Exchange Commission

Cash Report

	1Q 2012	2Q 2012
Cash Expenses	$ (662,000)	$(292,000) *
Cash Balance	$13,116,000	$12,824,000

*** Includes proceeds from sale of lab equipment ($170,000) and AZ R&D tax refund ($158,000)**

Maintain guidance for 2012 full year cash burn of approximately $2.5 M, excluding JV contribution

Qui Tam Lawsuit Update

- No lawsuit discovery initiated – duration of discovery process uncertain
- Lawsuit progress is stalled, awaiting DOJ settlement on fraud and kickback claims by other non-CAPS defendants
- Settlement/Trial:
  Timing Unknown

Strategic Challenge

Situation:

Minimized cash burn but pending lawsuit limits strategic options
(Ongoing public company reporting obligations/costs)

Challenge:

Create additional stockholder value while incurring ongoing public company administrative infrastructure costs

Capstone Response:

Entered into JV program to develop Apo E mimetic peptide AEM-28 in orphan cardiovascular indication

Capstone Target Program Profile

- Target Profile:
  - Proprietary molecule w/solid IP
  - High value indications
  - Well-defined regulatory pathway
  - Demonstration of safety/efficacy
  - $5M - $7M buys clinical data to value inflection point
  - High level of pharma interest in indications/big deals being done
  - Expert development team
- Detailed evaluation of approximately 40 opportunities
- LipimetiX checks all profile boxes

LipimetiX Development LLC (JV)

- LLC Format
- CAPS contributed $6M for 60% (ownership)
- 2 tranche funding milestone to IND allowance
- $5M of CAPS contribution has preferential distribution right
- LipimetiX LLC (Lipi) contributes UAB license for current/future IP, pre-clinical data for 40% (ownership)
- JV contracted Dennis Goldberg, Ph.D. and team to manage program (Benu BioPharma, Inc.)
- Joint Development Committee of JV makes all operating/admin decisions.
  Lipi = 3 seats, CAPS = 2 seats
- Majority vote on strategic decisions
- Shutdown provisions for any development roadblocks
- Funding to budget; no blank check
- **Common goal to monetize on Phase 2a data**

LipimetiX Development LLC
JDC Members – Management Team

- **Dennis Goldberg, Ph.D.**
  - 25 years biotech/pharma experience
  - Specialized Center of Research on Atherosclerosis - UCSD
  - Biology Lead Atherosclerosis Discovery Program – Pfizer Central Research
- VP Prod. Dev. And Reg. Affairs – GelTex Pharmaceuticals –
  - Led development of RenaGel® and WelChol®
  - RenaGel® - IND to NDA in 3 years
  - Combined more than $1 billion in annual sales
- President and CEO – Talaria Therapeutics –
  - LUVs for acute coronary syndrome
  - Sold to Esperion Therapeutics after Phase 1b

LipimetiX Development LLC
JDC Members – Management Team

- **Eric Morrel, PhD – Clinical Research**
  - 20 years biotech experience
  - PhD from MIT specializing in LDL transport into artery wall
  - Clinical development at Ascent Pediatrics, Transport Pharmaceuticals
  - Gene therapy clinical program at TKT
- **Phillip Friden, PhD – R&D**
  - 20 years biotech experience
  - Scientific co-founder of Alkermes
  - Development of multiple, novel, small peptide based products
  - VP of R&D at multiple, small biotech companies
  - Periodontix, Scion, Transport
- **John M. Holliman, III, Executive Chairman of Capstone**
- **Randolph C. Steer, MD, Ph.D.** (former Capstone President – now a consultant)
  - 30 years experience in cardiovascular drug development

Scientific Advisory Board

- **G. M. Anantharamaiah, PhD – Inventing Scientist**
  - Professor, Dept. of Medicine, Division of Gerontology & Geriatric Medicine
  - University of Alabama, Birmingham
- **Ira Tabas, MD, PhD**
  - Vice-Chairman of Research, Department of Medicine, Columbia University
  - Professor of Medicine and Anatomy & Cell Biology (in Physiology and Cellular Biophysics)
  - Columbia University College of Physicians and Surgeons
- **Michael H. Davidson, MD**
  - Clinical Professor of Medicine
  - Director, Preventive Cardiology
  - University of Chicago, Medical Center
- **Christopher Cannon, MD**
  - Associate Professor, Harvard Medical School
  - Cardiovascular Division
  - Brigham and Women's Hospital
- **Satish Joshi**
  - Former President of Peptisyntha, Inc.,
  - Board of Directors, Peptisynta, Inc.
- **Brian Hubbard, PhD**
  - Director of Therapeutic Discovery and Development, Broad Institute of MIT and Harvard
  - Former Senior Director of Cardiovascular Diseases at Merck

AEM-28 Rational Design at UAB – 299 aa down to 28 aa with full function



'Hinge region'
Apolipoprotein E
Arg172
Arg
Cys
158
150
Receptor-
binding
region
136
112
Arg
Cys
244
Major
lipid-binding
region
CO_2H-terminal
domain
272
NH_2-terminal
domain

LRKLRKRLLR	DWLKAFYDKVAEKLKAEF

AEM-28

Target Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
  - Absence of LDL receptor function
  - Cannot clear LDL or control cholesterol levels
  - Orphan indication, potential for rapid development/ approval
  - Potential $200 million market
- Severe Refractory Hypercholesterolemia
  - Not responsive to lipid lowering
  - Orphan indication targeted
  - Potential $800 million market

Target Indications -2

- Acute Coronary Syndrome
  - 2,000,000 hospitalizations/year in US alone
  - 10-25% recurrence rate in first year after event
  - Reduce atherosclerosis burden and mortality
  - Potential $11 Billion annual market
  - Will require an outcome study

Fast-Track Development

due to high unmet need, orphan drug status


Cumulative Cash
$ Millions
6
5
4
3
2
1
0
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3


Preclinical
2012/13
Phase 1/2
2013/14
Transfer
to
Partner

- Toxicology studies
- Formulation

- Phase 1 - Single ascending-dose study
- (MTD, safety) in LDL>160 mg/dl
  - ✓ Preliminary dose ranging
  - ✓ Demonstrate LDL lowering
- Phase 1b/2a - Multiple ascending dose study, safety and efficacy
  - ✓ 3 doses
  - ✓ Additive effect of repeat doses

Homozygous FH Animal Evidence:
AEM -28 Reduces LDL & VLDL

- Watanabe Heritable Hyperlipidemic (WHHL) Rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, etc.
- Single dose of AEM-28 reduces non-HDL cholesterol 45% at 18 hours



Relative cholesterol (A546)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30
Elution volume (mL)
pre IV injection
18 hr post injection
LDL
VLDL
HDL
D LDL
D VLDL

Also results in reduction of several markers of atherosclerosis

Gupta, et al. Circulation: 2005;111:3112-3118

ACS Animal Evidence:
Direct Artery Wall Effects Reduce Atherosclerosis



Reduction in Atherosclerosis far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51%** of aorta covered by fatty streaks

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8%** of aorta covered by fatty streaks

Industry Investing in Next Generation of Atherosclerosis Drugs

- Raise HDL cholesterol levels (good cholesterol)
  - ►4 consecutive failures in HDL elevating approach
  - ►Roche CETP inhibitor failure follows Pfizer's ~**$1B** failure with torcetrapib
    - Merck and Lilly in Phase 3
  - ►Niacin and Fibrate Phase 3 trials failed to show benefit of elevated HDL
- Apo-A (HDL) replacement (increase reverse cholesterol transport)
  - ►Cerenis Therapeutics SA raised >**€125M** for a recombinant Apo-A1
  - ►ApoA1 Milano bought by the Medicines Company for **$417M** Dec 2009
- Inhibit LDL formation (decrease bad cholesterol)
  - ►Mipomersen (ISIS, Genzyme/Sanofi): Jan 2008 **$1.9B** deal
  - ►Lomitapide (Aegerion): Oct 2010 IPO, **$288M** mkt cap
- Increase LDL receptors in liver (decrease bad cholesterol)
  - ►PCSK9 inhibitor (ISIS/BMS): July 2007 **$192M** deal
- **Lipimetix' AEM-28 is believed to reconstitute reverse cholesterol transport, lowering LDL by using *existing* Apo-E receptors in the liver**

Comparable Deals Suggest Licensing Terms at Different Stages - *in US$ millions*

Licensor	Licensee	Date	Upfront & Equity	Total Bio-$	Description
Isis	Genzyme	1/08	$325	$1,900	Profit sharing for Mipomersen in **Ph3** for FH and other indications
Pfizer	Medicines Company	12/09	$17	$417	ApoA-I Milano with **Ph1-2 results**
Isis	BMS	5/07	$15	$192	PCSK9 inhibitor in **preclinical** stage for cholesterol, 1.5 year from clinic

Summary – Apo E Mimetics

- Novel mimetics of key lipid/cholesterol metabolism protein
  - Utilizes alternate receptors on liver to clear atherogenic lipoproteins
  - Direct anti-inflammatory and lesion regression effects on artery
  - Believed to be only product in development with both effects
- Does not inhibit key regulatory enzymes
  - Low toxicity risk because of natural pathway
- **Mechanism of action and published animal data suggest potential for clinical success**

Capstone Summary

- Three Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL Reduction
  - AZX100 in Pulmonary Fibrosis
  - AZX100 in Spinal (Epidural) Fibrosis
- Continue Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash
- Cash Resources Believed to be Adequate to Reach Value Milestones

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520